                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              QUALMARK CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:
        N/A
        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:
        N/A
        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        N/A
        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:
        N/A
        -----------------------------------------------------------------------

   (5)  Total fee paid:
        N/A
        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:
        N/A
        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:
        N/A
        -----------------------------------------------------------------------

   (3)  Filing Party:
        N/A
        -----------------------------------------------------------------------

   (4)  Date Filed:
        N/A
        -----------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            OF QUALMARK CORPORATION
                            TO BE HELD MAY 15, 2000

To the Shareholders of QualMark Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of QualMark Corporation, a Colorado corporation (the "Company"), will be held on May 15, 2000 at 2:00 p.m. M.D.T., at the Hotel Boulderado, 2115 13th Street, Boulder, Colorado for the following purposes:

          1. To elect five directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified.

          2. To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 2000.

          3. To transact any other business as may properly come before the Annual Meeting or any adjournment thereof.

     The close of business on March 30, 2000, has been fixed as the record date for the determination of holders of QualMark Corporation voting stock entitled to notice of, and to vote at, the Annual Meeting, and only shareholders of record at such time will be so entitled to vote.

     In order for the proposals listed above to be approved, each proposal must be approved by the affirmative vote of holders of a majority of shares, voting as a group, present in person or by proxy at the Annual Meeting.

     Whether or not you expect to attend the Annual Meeting, holders of QualMark Corporation voting stock should complete, date, and sign the enclosed form of proxy card and mail it promptly in the enclosed envelope.

                                            By Order of the Board of Directors

                                            /s/ PHILIP A. GORDON
                                            ------------------------------------
                                            Philip A. Gordon
                                            Secretary of the Corporation

Date: April 14, 2000

     PLEASE SIGN AND RETURN THE ENCLOSED FORM OF PROXY PROMPTLY WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                              QUALMARK CORPORATION
                             1329 WEST 121ST AVENUE
                                DENVER, CO 80234

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 15, 2000

                            SOLICITATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of QualMark Corporation, a Colorado corporation ("QualMark" or the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on May 15, 2000 at 2:00 p.m. M.D.T. at the Hotel Boulderado, 2115 13th Street, Boulder, Colorado, and at any and all adjournments of such meeting.

     If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of common stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted FOR each of the proposals described herein. Abstentions (proxies not returned) and broker non-votes will be treated as shareholders absent from the Annual Meeting. The proxies will be tabulated and votes counted by American Securities Transfer & Trust, Inc. It is anticipated that this Proxy Statement and the accompanying Proxy Card will be mailed to the Company's shareholders on or about April 14, 2000.

     SHAREHOLDERS WHO EXECUTE PROXIES FOR THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AT ANY TIME PRIOR TO THEIR EXERCISE BY DELIVERING WRITTEN NOTICE OF REVOCATION TO THE COMPANY, BY DELIVERING A DULY EXECUTED PROXY CARD BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

     The costs of the meeting, including the costs of preparing and mailing the Proxy Statement and Proxy, will be borne by the Company. Additionally, the Company may use the services of its directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of common stock of the Company in nominee names to distribute proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

                           OUTSTANDING CAPITAL STOCK

     The record date for shareholders entitled to vote at the Annual Meeting is March 30, 2000. At the close of business on that day, there were 3,555,499 shares of no par value common stock (the "Common Stock") of the Company outstanding. The Company has also issued 465,116 shares of Preferred Stock that were outstanding as of the record date.

                               QUORUM AND VOTING

     The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock is necessary to constitute a quorum for each matter voted upon at the Annual Meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his or her name on the record date. A holder of preferred stock is entitled to one vote, in person or by proxy, for each share of common stock into which its preferred stock is convertible on the record date. As of March 30, 2000, each share of preferred stock is convertible into one share of common stock. Abstentions and broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposal.

                       ACTION TO BE TAKEN AT THE MEETING

The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (i) FOR the election of each of the five nominees named herein for the office of director of the Company, (ii) FOR the selection of PricewaterhouseCoopers LLP, independent public accountants, as the auditors of the Company for the fiscal year ending December 31, 2000; and (iii) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment thereof.

     Where shareholders appropriately specify how their proxies are to be voted, they will be voted accordingly. If any other matter of business is properly brought before the meeting or any adjournment thereof, the proxy holders may vote the proxies at their discretion on such matters. The directors do not know of any such other matter or business which may come before the meeting.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock and Preferred Stock as of March 30, 2000, by each person known by the Company to own beneficially more than five percent (5%) of the outstanding stock of the Company, on an as-converted to Common Stock basis, certain executive officers, each director and director nominee of the Company, and all directors and executive officers as a group. The Company believes that each of such persons has the sole voting and dispositive power over the shares held by him except as otherwise indicated in the footnotes and subject to applicable community property laws. The shares presented in this table are reported on an as-converted to Common Stock basis and assume the accrual of a payment-in-kind dividend payable on the Preferred Stock of 21,510 shares of Preferred Stock as of March 30, 2000.

NAME AND ADDRESS                                             AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                                          BENEFICIAL OWNERSHIP   PERCENT OF CLASS
-------------------                                          --------------------   ----------------
The Roser Partnership III, SBIC, LP........................         626,161(1)            15.0%
1105 Spruce Street
Boulder, CO 80302
CVM Equity Fund IV, Ltd....................................         246,667                6.1%
4845 Pearl East Circle, Suite 300
Boulder, CO 80301
W. Preston Wilson..........................................         127,434(2)             3.1%
1329 W. 121st Avenue
Denver, CO 80234
Philip A. Gordon...........................................          66,214(3)             1.6%
1329 W. 121st Avenue
Denver, CO 80234
Vernon W. Settle...........................................          55,145(4)             1.4%
1329 W. 121st Street
Denver, CO 80234
Ann Marie Doolittle........................................          46,351(5)             1.1%
1329 W. 121st Avenue
Denver, CO 80234
H. Robert Gill.............................................          32,488(6)               *
1329 W. 121st Avenue
Denver, CO 80234

NAME AND ADDRESS                                             AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                                          BENEFICIAL OWNERSHIP   PERCENT OF CLASS
-------------------                                          --------------------   ----------------
Norman J. Mottram..........................................          35,500(7)               *
1329 W. 121st Avenue
Denver, CO 80234
James L.D. Roser...........................................         825,229(8)           19.70%
1329 W. 121st Avenue
Denver, CO 80234
William Sanko..............................................          13,200(9)               *
1329 W. 121st Avenue
Denver, CO 80234
All Directors and Executive Officers as a group (8
  persons).................................................       1,201,561(10)           27.2%

---------------

  *  Less than one percent.

 (1) Includes warrants to purchase 139,535 shares of the Common Stock which are currently exercisable or become exercisable within 60 days and shares of Preferred Stock convertible into 465,116 shares of Common Stock and accrued dividends through March 30, 2000, convertible into 21,510 shares common stock.

 (2) Includes options to purchase 72,750 shares of the Common Stock which are currently exercisable or become exercisable within 60 days.

 (3) Includes options to purchase 19,600 shares of the Common Stock which are currently exercisable or become exercisable within 60 days.

 (4) Includes options to purchase 53,645 shares of the Common Stock which are currently exercisable or become exercisable within 60 days.

 (5) Includes options to purchase 46,351 shares of the Common Stock which are currently exercisable or become exercisable within 60 days.

 (6) Includes options to purchase 29,600 shares of the Common Stock which are currently exercisable or become exercisable within 60 days.

 (7) Includes options to purchase 35,500 shares of the Common Stock which are currently exercisable or become exercisable within 60 days.

 (8) Includes 172,635 shares of Common Stock beneficially owned by The Roser Partnership II Ltd. and 626,161 shares of Convertible Preferred Stock beneficially owned by The Roser Partnership III, SBIC, LP. Mr. Roser co-manages The Roser Partnership II Ltd. and III, SBIC, LP investment funds which are shareholders of the Company.

 (9) Includes options to purchase 13,200 shares of the Common Stock which are currently exercisable or become exercisable within 60 days.

(10) Includes options to purchase 270,646 shares of the Common Stock which are currently exercisable or become exercisable within 60 days, and includes 172,635 shares of Common Stock beneficially owned by The Roser Partnership II Ltd. and 626,161 shares of Convertible Preferred Stock beneficially owned by The Roser Partnership III, SBIC, LP.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than ten percent (10%) of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Except as stated below in this paragraph, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 1999 and Form 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 1999, to the best of the Company's knowledge, the Company's directors, officers and holders of more than ten percent (10%) of its Common Stock complied with all Section 16(a) filing requirements. Officers Preston Wilson, Vernon Settle, Norman Mottram and Ann Marie Doolittle as well as Directors H. Robert Gill, Philip Gordon and William Sanko each filed one late initial statement of beneficial ownership on Form 5 in connection with a grant of stock options to them in April and October 1999.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

NOMINEES

     Pursuant to the Bylaws, the authorized number of directors of the Company is five. Five directors are to be elected at the Annual Meeting. Each nominee will be elected to hold office until the next annual meeting of shareholders or until his successor is elected and qualified. Proxy holders will not be able to vote the proxies held by them for more than five persons. If a quorum is present, the five nominees having the highest number of votes cast in favor of their election will be elected. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the Board of Directors may recommend. Each nominee has expressed his intention to serve the entire term for which election is sought.

     THE BOARD OF DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH OF ITS NOMINEES FOR THE BOARD OF DIRECTORS.

     The Board of Directors' nominees for the office of director are as follows:

                                                                    YEAR FIRST BECAME
NAME                                                          AGE      A DIRECTOR
----                                                          ---   -----------------
W. Preston Wilson, Ph.D.....................................  50          1992
James L.D. Roser(A).........................................  73          1999
H. Robert Gill(A)...........................................  62          1994
Philip A. Gordon(C).........................................  52          1993
William Sanko(C)............................................  59          1997

---------------

(A)  Member of the Audit Committee.

(C)  Member of the Compensation Committee.

     W. Preston Wilson. Mr. Wilson has served as the President and Chief Executive Officer of the Company since March 1993, and as a director since March 1992. From February 1992 through February 1993, Mr. Wilson was President and Chief Executive Officer of Vital Choice, Inc., a Portland, Oregon home intravenous therapy services company which was acquired. From August 1987 through February 1992, Mr. Wilson was a management consultant and partner at BPI and Associates, a Dana Point, California management consulting firm. Mr. Wilson is a director of ENSCO, Inc., an engineering services provider based in Springfield, Virginia.

     H. Robert Gill. Mr. Gill has served as a director of the Company since July 1994 and was elected Chairman in April 1996. Since May 1997, Mr. Gill has been chairman and chief executive officer of Mobile Force Technologies, Inc., a systems and software company. Since April 1996, Mr. Gill has been a principal of The Topaz Group, a management consulting firm. From March 1995 to March 1996, Mr. Gill was Senior Vice-President of Frontier Corporation, a telecommunications company. From 1989 to March 1995, Mr. Gill was President and Chief Executive Officer of ConferTech International, Inc., a teleconferencing services and equipment provider. ConferTech International, Inc., became a subsidiary of Frontier Corporation in 1995. Mr. Gill is a director of Newgen Results Corporation, a provider of CRM services to automobile dealers and Spatial Technologies, Inc., an Internet Hosted Application Services company.

     Philip A. Gordon. Mr. Gordon has served as a director of the Company since July 1993. Since 1985, Mr. Gordon has been an attorney in private practice. From 1991 through 1994, he was of counsel to Chrisman, Bynum & Johnson, P.C., counsel to the Company. From 1992 through 1996, Mr. Gordon was a business consultant and managing director of Alliance Network, Inc.; in 1997 he became manager of Dealworks, LLC, offering similar services. From 1994 to 1997, Mr. Gordon served as general counsel for International Language Engineering Corp., a software localization company. Mr. Gordon provides legal and international business consulting services to the Company on an independent contractor basis.

     James L.D. Roser. Mr. Roser has been a director of the Company since December 1999. He received a bachelor's degree in economics from Bucknell University and an MBA from Harvard University. His early career was in investment banking and portfolio management in New York City from 1952 to 1973. He was a member of the investment-banking department at Smith, Barney & Co. from 1952 to 1962. In 1962 he transferred to Brown Brothers Harriman where he managed private funds. From 1967 to 1973 he was the partner in charge of the investment management department of Cyrus J. Lawrence & Co. Mr. Roser has lived in Boulder, Colorado since 1978, where he has actively participated in small business investments. In 1993 Mr. Roser co-founded the Roser Partnership II and became an early investor in QualMark Corporation through this fund in 1994.

     William Sanko. Mr. Sanko has been a director of the Company since October 1997. From 1984 to 1996, Mr. Sanko was President and CEO of XEL Communications, Inc., a manufacturer of voice and data products used by telephone companies to provide private line services to businesses. In 1995, XEL was purchased by Gilbert Associates, Inc., now Salient 3 Communications, Inc., and Mr. Sanko continues to advise the President and CEO of Salient 3 Communications, Inc. on matters concerning long term business planning and acquisitions.

                               BOARD OF DIRECTORS

     The current members of the Board of Directors are: W. Preston Wilson, H. Robert Gill, Phillip A. Gordon, James L.D. Roser, and William Sanko. Information concerning the members of the Board is provided above under the Section entitled "Election of Directors."

     During the fiscal year ended December 31, 1999, there were seven meetings of the Board of Directors. All directors attended at least 75% of the meetings of the Board and committees of the Board on which they were members.

     There is no family relationship between any current or prospective director of the Company and any other current or prospective executive officer of the Company. Except as disclosed above in the Section entitled "Election of Directors," none of the directors hold directorships on other Boards of Directors of other companies required to report under the Securities Exchange Act of 1934.

DIRECTOR COMPENSATION

     Directors of the Company who are not also employees of the Company are reimbursed for all out-of-pocket expenses incurred in attending each meeting or committee meeting of the Board of Directors. In consideration of their service as directors, each non-employee director, with the exception of Mr. Roser, has been granted non-qualified stock options to purchase shares of Common Stock under the 1996 Stock Option Plan. In April 1999, non-employee directors, Robert Gill, Philip Gordon, and William Sanko were each granted non-qualified stock options to purchase 5,000 shares each of Common Stock at $2.94 per share. In October 1999, Messrs. Gill, Gordon and Sanko were each granted non-qualified stock options to purchase 5,000 shares each of Common Stock at $2.03 per share. The exercise price of all such options was equal to the fair market value of the Common Stock on the date of grant. The options become exercisable at a rate of 33% of such shares on each anniversary of the grant date, so that the options are fully exercisable on the third anniversary of the grant date, conditioned upon continued board service. All director options have a ten-year term from their grant date. The Company paid Robert Gill $18,187 as remuneration for his services as Chairman of the Board in 1999.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has an Audit Committee and a Compensation Committee. The Audit Committee is responsible for (i) reviewing the scope of, and the fees for, the annual audit, (ii) reviewing with the independent auditors the corporate accounting practices and policies, (iii) reviewing with the independent auditors their final report, and (iv) being available to the independent auditors during the year for consultation purposes. The Audit Committee met one time in the fiscal year ended December 31, 1999. The Compensation Committee determines the compensation of the officers of the Company and performs other similar functions. The Compensation Committee met one time in the fiscal year ended December 31, 1999. All directors attended at least 75% of the meetings held by committees of the Board on which each director served.

                               EXECUTIVE OFFICERS

     The following persons are the executive officers of the Company:

NAME                                                        POSITION
----                                                        --------
W. Preston Wilson, Ph.D..................   Chief Executive Officer and President
Vernon W. Settle.........................   Vice President -- Finance and
                                            Administration
Ann Marie Doolittle......................   Vice President -- Manufacturing and
                                            Customer Service
Norman J. Mottram........................   Vice President -- Technology Group and
                                            Test Services

     Information concerning the business experience of Mr. Wilson is provided under the section entitled "Proposal I -- Election of Directors."

     Vernon W. Settle, 39. Mr. Settle has been Vice President -- Finance and Administration of the Company since February 1997. Mr. Settle was Director of Finance and Administration of the Company from 1995 to February 1997, and Controller of the Company from 1994 until 1995. From 1987 through 1994, Mr. Settle was Controller of Medical Materials Corporation, a materials manufacturing company in Camarillo, California.

     Ann Marie Doolittle, 36. In December 1998, Ms. Doolittle was promoted to Vice President of Corporate Development. Previously, Ms. Doolittle had been Vice President -- Accelerated Reliability Test Center Services since October 1996. From November 1993 to October 1996, Ms. Doolittle was Manager of the Accelerated Reliability Test Centers.

     Norman J. Mottram, 40. Mr. Mottram has been Vice President -- Research and Development since December 1998. From October 1996 to December 1998, Mr. Mottram was Vice President -- Technology. Mr. Mottram was Director of Manufacturing of the Company from May 1993 to October 1996.

     All executive officers are appointed by the Board of Directors and serve at the Board's discretion.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid for the fiscal years ended December 31, 1999, 1998 and 1997 to the Chief Executive Officer of the Company and its three executive officers who were paid more than $100,000 in salary and bonus during the year ended December 31, 1999 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                  COMPENSATION AWARDS
                                                                 ----------------------
                                       ANNUAL COMPENSATION       RESTRICTED
                                   ---------------------------     STOCK      OPTIONS/       ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR   SALARY($)   BONUS($)   AWARDS($)     SARS(#)    COMPENSATION($)
---------------------------        ----   ---------   --------   ----------   ---------   ---------------
W. Preston Wilson, Ph.D.,........  1999    194,000         --        --        40,000           --
  Chief Executive Officer          1998    168,000     65,629        --            --           --
  and President                    1997    166,849     51,069        --        40,000           --
Norman J. Mottram,...............  1999    110,000         --        --        18,000           --
  Vice President -- Research and   1998     90,000     28,884        --         3,000           --
  Development and Engineering      1997     89,381     17,626        --        16,000           --
  Services
Ann Marie Doolittle,.............  1999    110,000         --        --        16,500           --
  Vice President -- Manufacturing
     and                           1998     84,525     32,278        --         3,000           --
  Customer Service                 1997     84,525     16,874        --        15,000           --
Vernon W. Settle,................  1999    110,000         --        --        17,000           --
  Vice President -- Finance and    1998     82,023     24,425        --         3,000           --
  Administration(1)                1997     82,023     16,903        --        20,000           --

---------------

(1) Mr. Settle has been a Vice President for the Company since February 1997.

     The following table presents information concerning individual grants of options to purchase Common Stock of the Company made during the fiscal year ended December 31, 1999 to each of the Named Executive Officers.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                         NUMBER OF     PERCENT OF TOTAL
                                         SECURITIES      OPTIONS/SARS
                                         UNDERLYING       GRANTED TO      EXERCISE OR
                                        OPTIONS/SARS     EMPLOYEES IN     BASE PRICE
NAME                                     GRANTED(#)      FISCAL YEAR        ($/SH.)     EXPIRATION DATE
----                                    ------------   ----------------   -----------   ----------------
W. Preston Wilson, Ph.D...............     15,000(1)         5.0%            $2.94        April 29, 2006
                                           25,000(2)         8.3%            $2.03      October 22, 2006
Norman J. Mottram.....................      3,000(3)         1.0%            $4.56       January 5, 2006
                                            5,000(4)         1.7%            $2.94        April 29, 2006
                                           10,000(5)         3.3%            $2.03      October 22, 2006
Ann Marie Doolittle...................      1,500(6)          .5%            $4.56       January 5, 2006
                                            5,000(7)         1.7%            $2.94        April 29, 2006
                                           10,000(8)         3.3%            $2.03      October 22, 2006
Vernon W. Settle......................      2,000(9)          .7%            $4.56       January 5, 2006
                                            5,000(10)        1.7%            $2.94        April 29, 2006
                                           10,000(11)        3.3%            $2.03      October 22, 2006

---------------

 (1) Options become exercisable at a rate of 25% per year beginning April 29, 1999.

 (2) Options become exercisable at a rate of 25% per year beginning October 22, 1999.

 (3) Options become exercisable at a rate of 25% per year beginning January 5, 1999.

 (4) Options become exercisable at a rate of 25% per year beginning April 29, 1999.

 (5) Options become exercisable at a rate of 25% per year beginning October 22, 1999

 (6) Options become exercisable at a rate of 25% per year beginning January 5, 1999.

 (7) Options become exercisable at a rate of 25% per year beginning April 29, 1999.

 (8) Options become exercisable at a rate of 25% per year beginning October 22, 1999

 (9) Options become exercisable at a rate of 25% per year beginning January 5, 1999.

(10) Options become exercisable at a rate of 25% per year beginning April 29, 1999.

(11) Options become exercisable at a rate of 25% per year beginning October 22, 1999

     The following table sets forth the stock options exercised by each of the Named Executive Officers and the year-end value of unexercised options to purchase Common Stock of the Company for each of the Named Executive Officers.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR END OPTION/SAR VALUES

                                                              NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                                  OPTIONS/SARS                  OPTIONS/SARS
                                 SHARES                           AT FY-END(#)                 AT FY-END($)(1)
                               ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                           EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                           -----------   -----------   -----------   -------------   -----------   -------------
W. Preston Wilson, Ph.D......      --            --          156,088        60,000         130,113        25,150
Norman J. Mottram............      --            --           29,500        29,500          11,220        10,000
Ann Marie Doolittle..........      --            --           44,726        27,500          25,191        10,000
Vernon W. Settle.............      --            --           50,645        30,500          27,096        10,000

---------------

(1) Based upon the difference between the fair market value of the Common Stock on December 31, 1999 and the exercise price. The fair market value of the Common Stock on December 31, 1999, measured as the mean of the closing bid and asked prices of the Common Stock on such date, was $3.00 per share.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

     In March 1993 the Company entered into an employment agreement with W. Preston Wilson, Chief Executive Officer and President of the Company. Mr. Wilson is currently paid a salary under the agreement of $194,000 per year. The agreement has no fixed term and may be terminated by either party at any time. If termination is by the Company and is for any reason other than cause, or if Mr. Wilson resigns subsequent to a material reduction in his compensation or a material change in his duties, the agreement provides for a severance payment equal to twelve months' salary. The agreement provides that Mr. Wilson will not engage in activities competitive with the Company during his employment and for a period of two years after his employment with the Company terminates, whether voluntarily or involuntarily. Pursuant to the agreement, the Company granted to Mr. Wilson a non-statutory stock option to purchase up to 116,088 shares of Common Stock, at an exercise price of $2.00 per share. The option vested on a monthly basis over a four year period beginning on the date of the agreement, and expired seven years from such date. On February 28, 2000, the Board granted Mr. Wilson a non-statutory stock option to purchase up to 116,000 shares of Common Stock at an exercise price of $2.64 per share which expires seven years from the date of grant. In the event of the sale or merger of the Company, all shares subject to such option will become fully exercisable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company pays director Philip Gordon a monthly retainer for legal and international business consulting services in the base amount of $9,000 per month.

     On June 5, 1998, the Board of Directors approved a loan from the Company to Preston Wilson of $110,000, plus interest at a rate of 10% per year, which will be payable annually on each anniversary date of the loan until June 5, 2003, at which time the entire unpaid principal and accrued interest will be due and payable. Mr. Wilson also executed a security agreement in favor of the Company to secure his obligations under the loan with collateral having a value in excess of the principal amount of the loan. On January 13, 2000, the Company redeemed 4,016 shares of Common Stock from Mr. Wilson at a market price of $4.06 per share in connection with the repayment of Mr. Wilson's loan from the Company.

     On September 1, 1999, The Roser Partnership III, SBIC, LP ("Roser III") purchased 465,116 shares of Series A Preferred Stock at a purchase price of $2.15 per share and a warrant to purchase 139,535 shares of Common Stock at an exercise price of $2.50 per share. Dividends on the Preferred Stock accrue at a rate of 8% per annum based on the initial purchase price. Dividends are payable by the Company in shares of Preferred Stock in the first year and thereafter, at the Company's option in cash or in additional shares of Preferred Stock. The Preferred Stock is convertible into shares of Common Stock at the option of the holder at a rate of one share of Common Stock for each share of Preferred Stock held on the date of conversion, subject to certain adjustments. After September 1, 2004, the holder of the Preferred Stock has the option to require the Company to redeem its Preferred Stock out of funds legally available for such redemption. Each share of Preferred Stock is entitled to vote on all matters presented to the shareholders of the Company in the number of votes equal to the number of shares of Common Stock into which the Preferred Stock is convertible. Roser III is also entitled to require the Company to register its shares under an investor rights agreement with the Company.

                     PROPOSAL 2 -- APPOINTMENT OF AUDITORS

     The Board of Directors has appointed the firm of PricewaterhouseCoopers LLP, independent public accountants, as the auditors of the Company for the fiscal year ending December 31, 2000, subject to the approval of such appointment by shareholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited the Company's financial statements since the Company's 1993 fiscal year.

     The ratification of the appointment of PricewaterhouseCoopers LLP will be determined by the vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting.

     If the foregoing appointment of PricewaterhouseCoopers LLP is not ratified by shareholders, the Board of Directors will appoint other independent accountants whose appointment for any period subsequent to the 1999 Annual Meeting of Shareholders will be subject to the approval of shareholders at that meeting. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement should he so desire and to respond to appropriate questions.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF THE FIRM OF PRICEWATERHOUSECOOPERS LLP.

                             SHAREHOLDER PROPOSALS

     Any proposals from shareholders to be presented for consideration for inclusion in the proxy material in connection with the 2001 annual meeting of shareholders of the Company must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the Company's principal executive offices no later than the close of business on December 15, 2000.

     Under the rules promulgated by the Securities and Exchange Commission, stockholder proposals not included in the Company's proxy materials for its 2001 Annual Meeting of Stockholders in accordance with Rule 14a-8 of the Exchange Act of 1934, as amended, will be considered untimely if notice thereof is received by the Company after April 16, 2001. Management will be authorized to exercise discretionary voting authority with respect to any stockholder proposal not included in the Company's proxy materials for the 2001 Annual Meeting of Stockholders unless the Company receives notice thereof by April 16, 2001 and the conditions set forth in Rule 14a-4(c)(2)(i) - (iii) under the Exchange Act of 1934 are met.

                                 OTHER MATTERS

     All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than five percent (5%) of the Stock of the Company, on an as-converted to Common Stock basis, is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.

     The Company's independent public accountants for the fiscal year 1999 are PricewaterhouseCoopers LLP. Representatives of such firm are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1999, which includes financial statements and accompanies this Proxy Statement, does not form any part of the material for the solicitation of proxies.

     THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 TO ANY SHAREHOLDER (INCLUDING ANY BENEFICIAL OWNER) UPON WRITTEN REQUEST TO VERNON W. SETTLE, VICE
PRESIDENT -- FINANCE AND ADMINISTRATION, 1329 WEST 121ST AVENUE, DENVER, COLORADO 80234. A COPY OF THE EXHIBITS TO SUCH REPORT WILL BE FURNISHED TO ANY SHAREHOLDER UPON WRITTEN REQUEST THEREFOR AND PAYMENT OF A NOMINAL FEE.

                           QUALMARK CORPORATION PROXY

               SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
                MEETING OF SHAREHOLDERS TO BE HELD MAY 15, 2000

    The undersigned hereby constitutes, appoints, and authorizes W. Preston Wilson and Vernon W. Settle, and each of them, as the true and lawful attorney and Proxy of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of the voting stock of QualMark Corporation, a Colorado corporation, at the Annual Meeting of the Shareholders to be held May 15, 2000, at the Hotel Boulderado, 2115 13th Street, Boulder Colorado, at 2:00 p.m. M.D.T., and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting dated April 14, 2000, receipt of which is hereby acknowledged.

1. Approval of the election of each of the five nominees named herein for the office of director to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified.

   [ ] FOR all nominees listed below                              [ ] WITHHOLD AUTHORITY
    (except as marked to the contrary below)                       to vote for all listed below

    (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

   W. Preston Wilson, James L.D. Roser, Philip A. Gordon, H. Robert Gill, and
                                 William Sanko

2. Ratification of the appointment of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending December 31, 2000.

                   [ ] FOR                        [ ] AGAINST

3. The Proxy is authorized to vote upon any other business as may properly come before the Annual Meeting or any adjournments thereof.

    The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

                                                     DATED:
                                                           --------------------,
                                                     2000

                                                     ---------------------------
                                                     Signature(s) of
                                                     Shareholder(s)

                                                     ---------------------------
                                                     Signature(s) of
                                                     Shareholder(s)

                                                     Signature(s) should agree
                                                     with the name(s) shown
                                                     hereon. Executors,
                                                     administrators, trustees,
                                                     guardians and attorneys
                                                     should indicate their
                                                     capacity when signing.
                                                     Attorneys should submit
                                                     powers of attorney. When
                                                     shares are held by joint
                                                     tenants, both should sign.
                                                     If a corporation, please
                                                     sign in full corporate name
                                                     by President or other
                                                     authorized officer. If a
                                                     partnership, please sign in
                                                     partnership name by
                                                     authorized person.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF QUALMARK
                                  CORPORATION
    PLEASE SIGN AND RETURN THIS PROXY USING THE ENCLOSED PRE-PAID ENVELOPE.

THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND
                                  THE MEETING.